UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03479
                                   ---------

                     FRANKLIN NEW YORK TAX-FREE INCOME FUND
                     --------------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
              (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 05/31
                         -----

Date of reporting period: 11/30/05
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.



                                [GRAPHIC OMITTED]

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                                                           NOVEMBER 30, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    SEMIANNUAL REPORT AND SHAREHOLDER LETTER                 TAX-FREE INCOME
--------------------------------------------------------------------------------

                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?

                 FRANKLIN NEW YORK                     Eligible shareholders can
                TAX-FREE INCOME FUND                   sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                           FRANKLIN TEMPLETON INVESTMENTS

                           GAIN FROM OUR PERSPECTIVE(R)

                           Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE      Each of our portfolio management groups operates
                           autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                           FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                           TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                           MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION       Because our management groups work independently and
                           adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST  At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS - RETIREMENT PLANS - 529 COLLEGE SAVINGS PLANS - SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

                                    CONTENTS

SHAREHOLDER LETTER ........................................................    1

SPECIAL FEATURE:

Understanding Interest Rates ..............................................    4

SEMIANNUAL REPORT

Franklin New York Tax-Free
Income Fund ...............................................................    7

Performance Summary .......................................................   13

Your Fund's Expenses ......................................................   16

Financial Highlights and
Statement of Investments ..................................................   18

Financial Statements ......................................................   36

Notes to Financial Statements .............................................   40

Shareholder Information ...................................................   46

--------------------------------------------------------------------------------


SEMIANNUAL REPORT

FRANKLIN NEW YORK TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Tax-Free Income Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Based on Total Long-Term Investments as of 11/30/05**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                    AAA ............................  59.6%
                    AA .............................  22.5%
                    A ..............................   8.9%
                    BBB ............................   3.0%
                    Not Rated by S&P ...............   6.0%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                                MOODY'S      INTERNAL
AAA or Aaa                                1.3%          0.1%
AA or Aa                                  0.4%            --
A                                         1.1%            --
BBB or Baa                                0.5%          2.3%
Below Investment Grade                    0.1%          0.2%
------------------------------------------------------------
Total                                     3.4%          2.6%

--------------------------------------------------------------------------------

This semiannual report for Franklin New York Tax-Free Income Fund covers the period ended November 30, 2005.

(1) For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


                                                           Semiannual Report | 7

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS(2)

--------------------------------------------------------------------------------
                                          DIVIDEND PER SHARE
                        --------------------------------------------------------
MONTH                    CLASS A       CLASS B       CLASS C     ADVISOR CLASS
--------------------------------------------------------------------------------
June                    4.35 cents    3.81 cents    3.80 cents      4.44 cents
--------------------------------------------------------------------------------
July                    4.35 cents    3.81 cents    3.80 cents      4.44 cents
--------------------------------------------------------------------------------
August                  4.35 cents    3.81 cents    3.80 cents      4.44 cents
--------------------------------------------------------------------------------
September               4.35 cents    3.78 cents    3.79 cents      4.43 cents
--------------------------------------------------------------------------------
October                 4.35 cents    3.78 cents    3.79 cents      4.44 cents
--------------------------------------------------------------------------------
November                4.30 cents    3.73 cents    3.74 cents      4.39 cents
================================================================================
TOTAL                  26.05 CENTS   22.72 CENTS   22.72 CENTS     26.58 CENTS
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields rose, prices fell for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, decreased from $12.01 on May 31, 2005, to $11.81 on November 30, 2005. The Fund's Class A shares paid dividends totaling 26.05 cents per share for the same period.(2) The Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.18%, based on an annualization of November's 4.30 cent per share dividend and the maximum offering price of $12.33 on November 30, 2005. An investor in the 2005 maximum combined federal and New York state and City personal income tax bracket of 42.90% would need to earn a distribution rate of 7.32% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

(2) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


8 | Semiannual Report

STATE UPDATE(3)

New York's overall economy appeared headed toward full recovery, due in large part to improvement in the greater New York City, Long Island and Hudson Valley area economies. Growth was supplemented by rebounding healthy profits and bonuses in the finance and insurance industries. Many upstate urban centers, however, remained constrained. For example, according to the state, downstate area private sector employment increased 0.9% during 2004 compared with 0.3% for upstate centers. Nevertheless, New York's overall economy is anticipated to approach prerecession levels by 2006.

The state closed fiscal year 2004-2005 in better financial condition than anticipated due to strong revenue performance only marginally offset by expense growth. Revenues came in $1.8 billion above estimates, resulting in an operating surplus of $1.2 billion. Largely as a result, despite sizable future structural budget imbalances, the improved economy combined with stronger revenues left the state on more certain financial footing than has been the case in many years. In 2005, New York adopted a budget essentially on time for the first time in nearly two decades.

The 2005-2006 enacted budget is forecast to be in balance; however, future budget gaps were higher but within a manageable range assuming continued sound economic performance. Compared with the early 1990s' recession, New York was recovering much more quickly and strongly. Real estate and the securities industry played key roles in the recovery. The relatively weak U.S. dollar benefited the state's tourism industry. On the other hand, manufacturing continued to lag.

Although the state's debt levels continued to be problematic, New York's debt ratios were within the range of other Northeast states. At 8.6% of consolidated general and debt service fund expenditures, debt service costs were manageable. Standard & Poor's, an independent credit rating agency, assigned New York's general obligation (GO) bonds a rating of AA.(4) The rating reflects the state's steady, measurable economic improvement, conservative budget management, and improved debt and capital planning management and policies.

MUNICIPAL BOND MARKET OVERVIEW

For the six-month period ended November 30, 2005, the municipal bond market performed comparatively well as the fixed income markets continued

(3) Source: Standard & Poor's, "Research: New York State Dormitory Authority New York State; Appropriation, Appropriations," RATINGSDIRECT, 11/21/05.

(4)    This does not reflect Standard & Poor's rating of the Fund.


                                                           Semiannual Report | 9
to face a tightening Federal Reserve Board (Fed) policy, volatile oil prices, increased inflation expectations, concerns about the dollar, mixed economic releases, and the aftermath of Hurricanes Katrina and Rita. As interest rates generally increased, municipal bonds, which have domestic tax advantages, outperformed U.S. Treasury bonds. The Lehman Brothers Municipal Bond Index returned +0.36% for the period, while the Lehman Brothers U.S. Treasury Index posted a -0.81% return.(5)

During the reporting period, short-term interest rates steadily increased as the Fed followed its tightening policy and raised the federal funds target rate from 3.00% to 4.00% in four successive moves. Intermediate- and longer-term Treasury yields also increased, although at a slower pace. Demand persisted from foreign and domestic buyers who continued to buy intermediate- and longer-term Treasury bonds, as they sought relatively higher yield and expected inflation to remain fairly contained. As a result, the Treasury yield curve flattened during the reporting period. Two-year Treasury yields increased 82 basis points (100 basis points equal one percentage point), while 10-year and 30-year Treasury yields increased 49 and 37 basis points. The 10-year Treasury note yielded 4.49% and the 30-year Treasury bond yielded 4.69% on November 30, 2005. The municipal yield curve also flattened, though less than the Treasury yield curve. According to Municipal Market Data, the two-year municipal bond yield rose 48 basis points during the period, while 10-year and 30-year yields increased 38 and 29 basis points.(6) Consequently, long-maturity municipal bonds continued to perform comparatively well.

Motivated by a relatively low interest rate environment, along with expectations that rates may continue to rise, municipal bond issuers actively refunded higher yielding outstanding debt and accessed the debt market to finance capital needs. As a result, the municipal bond market appeared to be on a record-setting pace

(5) Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued. The index excludes Treasury bills (because of the maturity constraint), flower bonds, targeted investor notes (TINs), and state and local government series
      (SLGS) bonds, STRIPS and Treasury Inflation-Protected Securities (TIPS).

(6)   Source: Thomson Financial.


10 | Semiannual Report
for new issuance with more than $375 billion in new deals year-to-date on November 30.(7) Refunding deals represented more than $123 billion.(7) Just as homebuyers seek to lower their mortgage rates, municipalities tend to borrow more when interest rates are low. Demand for municipal bonds remained strong as investors found municipal bonds' taxable equivalent yields attractive. Healthy demand came from a wide range of traditional buyers such as mutual funds, individuals, and property and casualty companies, and also from non-traditional crossover participants. Crossover buyers typically invest in taxable securities; however, they will enter the municipal bond market when municipal valuations are attractive, as they were during the reporting period. Overall credit trends remained positive for the municipal bond market as credit rating agencies Moody's and Standard & Poor's reported that upgrades continued to outpace downgrades during the third quarter of 2005.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolios become well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Franklin New York Tax-Free Income Fund performed well during the six months under review, as it benefited from refunding of some higher coupon bonds. Consistent with our income-oriented investment philosophy, the Fund tends to own higher-coupon bonds, which are generally more susceptible to refunding than lower-coupon bonds. During the period, the Fund's holdings in prerefunded bonds increased from 33.2% of total long-term investments at the beginning of the period to 36.9% at period-end, which helped performance.

Significant New York municipal bond supply and investor demand for the high relative after-tax returns offered by municipal bonds also contributed to

PORTFOLIO BREAKDOWN
11/30/05

--------------------------------------------------------------------------------
                                                                   % OF TOTAL
                                                       LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                             36.9%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                    12.7%
--------------------------------------------------------------------------------
Transportation                                                          11.6%
--------------------------------------------------------------------------------
Tax-Supported                                                            8.6%
--------------------------------------------------------------------------------
Utilities                                                                7.5%
--------------------------------------------------------------------------------
Higher Education                                                         5.8%
--------------------------------------------------------------------------------
General Obligation                                                       5.1%
--------------------------------------------------------------------------------
Hospital & Health Care                                                   5.1%
--------------------------------------------------------------------------------
Other Revenue                                                            5.1%
--------------------------------------------------------------------------------
Housing                                                                  1.6%
--------------------------------------------------------------------------------

 *      Does not include short-term investments and other net assets.
(7)     Source: THE BOND BUYER.


                                                          Semiannual Report | 11
the Fund's performance. We invested mainly in high-grade bonds, as we believed they offered good relative value.

In line with our conservative investment strategy, we tend to avoid derivative securities or other exotic investment vehicles designed to leverage the portfolio. This strategy helped reduce portfolio volatility. During the period, the Fund had no exposure to leveraged bonds, airline bonds or bonds subject to alternative minimum tax. At period-end, the Fund had about 2% of total long-term investments in tobacco bonds.

The mixture of our value-oriented philosophy of investing primarily for income, an ample supply of municipal bonds, and a relatively steep municipal yield curve compared to Treasuries favored the use of longer-term bonds. Consequently, we sought to remain fully invested in bonds that ranged from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

Thank you for your continued participation in Franklin New York Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF NOVEMBER 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | Semiannual Report

PERFORMANCE SUMMARY AS OF 11/30/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FNYTX)                                  CHANGE        11/30/05        5/31/05
----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    -$0.20          $11.81         $12.01
----------------------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/05-11/30/05)
----------------------------------------------------------------------------------------------
Dividend Income                           $0.2605
----------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FTFBX)                                  CHANGE        11/30/05        5/31/05
----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    -$0.21          $11.78         $11.99
----------------------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/05-11/30/05)
----------------------------------------------------------------------------------------------
Dividend Income                           $0.2272
----------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FNYIX)                                  CHANGE        11/30/05        5/31/05
----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    -$0.20          $11.80         $12.00
----------------------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/05-11/30/05)
----------------------------------------------------------------------------------------------
Dividend Income                           $0.2272
----------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FNYAX)                            CHANGE        11/30/05        5/31/05
----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    -$0.21          $11.81         $12.02
----------------------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/05-11/30/05)
----------------------------------------------------------------------------------------------
Dividend Income                           $0.2658
----------------------------------------------------------------------------------------------


                                                          Semiannual Report | 13

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------------------------------
CLASS A                                      6-MONTH                 1-YEAR      5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                    +0.50%                 +4.33%     +31.36%           +70.42%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                -3.74%                 -0.14%      +4.69%            +5.02%
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (12/31/05)(3)                                 -0.61%      +4.39%            +5.01%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                  4.18%
---------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)               7.32%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                          3.36%
---------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                           5.88%
---------------------------------------------------------------------------------------------------------------
CLASS B                                      6-MONTH                 1-YEAR      5-YEAR     INCEPTION (1/1/99)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                    +0.14%                 +3.76%     +27.71%           +33.61%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                -3.79%                 -0.24%      +4.68%            +4.28%
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (12/31/05)(3)                                 -0.75%      +4.38%            +4.34%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                  3.80%
---------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)               6.65%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                          2.96%
---------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                           5.18%
---------------------------------------------------------------------------------------------------------------
CLASS C                                      6-MONTH                 1-YEAR      5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                    +0.22%                 +3.75%     +27.76%           +60.91%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                -0.76%                 +2.75%      +5.02%            +4.87%
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (12/31/05)(3)                                 +2.22%      +4.73%            +4.88%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                  3.80%
---------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)               6.65%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                          2.97%
---------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                           5.20%
---------------------------------------------------------------------------------------------------------------
ADVISOR CLASS(7)                             6-MONTH                 1-YEAR      5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                    +0.46%                 +4.42%     +31.82%           +71.02%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                +0.46%                 +4.42%      +5.68%            +5.51%
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (12/31/05)(3)                                 +3.89%      +5.39%            +5.51%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                  4.46%
---------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)               7.81%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                          3.63%
---------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                           6.36%
---------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


14 | Semiannual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's November dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 11/30/05.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 6/3/05 for the maximum combined federal and New York state and City personal income tax bracket of 42.90%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 11/30/05.

(7) Effective 10/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/30/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +22.79% and +5.05%.


                                                          Semiannual Report | 15

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


16 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT    ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                      VALUE 6/1/05       VALUE 11/30/05    PERIOD* 6/1/05-11/30/05
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,005.00                $3.02
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,022.06                $3.04
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,001.40                $5.82
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,019.25                $5.87
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,002.20                $5.82
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,019.25                $5.87
-----------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,004.60                $2.56
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,022.51                $2.59
-----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.60%; B: 1.16%; C: 1.16%; and Advisor: 0.51%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


                                                          Semiannual Report | 17

FRANKLIN NEW YORK TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

                                          -----------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                          NOVEMBER 30, 2005                             YEAR ENDED MAY 31,
CLASS A                                      (UNAUDITED)               2005           2004          2003         2002         2001
                                          -----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning of period ...  $           12.01     $     11.64    $     12.22   $     11.65  $     11.62  $     11.06
                                          -----------------------------------------------------------------------------------------

Income from investment operations:

   Net investment income(a) ............               0.26            0.54           0.55          0.57         0.59         0.62

   Net realized and unrealized gains
    (losses) ...........................              (0.20)           0.37          (0.58)         0.57         0.04         0.57
                                          -----------------------------------------------------------------------------------------

Total from investment operations .......               0.06            0.91          (0.03)         1.14         0.63         1.19
                                          -----------------------------------------------------------------------------------------
Less distributions from net investment
 income ................................              (0.26)          (0.54)         (0.55)        (0.57)       (0.60)       (0.63)
                                          -----------------------------------------------------------------------------------------
Redemption fees ........................                 --(c)           --(c)          --            --           --           --
                                          -----------------------------------------------------------------------------------------
Net asset value, end of period .........  $           11.81     $     12.01    $     11.64   $     12.22  $     11.65  $     11.62
                                          =========================================================================================

Total return(b) ........................               0.50%           7.95%         (0.27)%       10.06%        5.55%       10.97%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......  $       4,396,361     $ 4,497,924    $ 4,429,312   $ 4,828,889  $ 4,609,318  $ 4,483,909

Ratio to average net assets:

   Expenses ............................               0.60%(d)        0.60%          0.60%         0.60%        0.59%        0.60%

   Net investment income ...............               4.37%(d)        4.50%          4.62%         4.81%        5.09%        5.39%

Portfolio turnover rate ................               5.67%          10.97%         10.35%        13.44%        9.57%        7.83%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


18 | See notes to financial statements. | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

                                                    -----------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                    NOVEMBER 30, 2005                      YEAR ENDED MAY 31,
CLASS B                                                (UNAUDITED)          2005         2004        2003        2002       2001
                                                    -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............  $        11.99     $   11.61    $   12.20   $   11.63   $   11.61   $  11.04
                                                    -----------------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) ......................            0.23          0.47         0.48        0.50        0.53       0.55

   Net realized and unrealized gains (losses) ....           (0.21)         0.38        (0.59)       0.57        0.03       0.58
                                                    -----------------------------------------------------------------------------
Total from investment operations .................            0.02          0.85        (0.11)       1.07        0.56       1.13
                                                    -----------------------------------------------------------------------------
Less distributions from net investment income ....           (0.23)        (0.47)       (0.48)      (0.50)      (0.54)     (0.56)
                                                    -----------------------------------------------------------------------------
Redemption fees ..................................              --(c)         --(c)        --          --          --         --
                                                    -----------------------------------------------------------------------------
Net asset value, end of period ...................  $        11.78     $   11.99    $   11.61   $   12.20   $   11.63   $  11.61
                                                    =============================================================================

Total return(b) ..................................            0.14%         7.46%       (0.91)%      9.46%       4.88%     10.46%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................  $      219,555     $ 231,020    $ 231,664   $ 233,767   $ 160,194   $ 87,697

Ratio to average net assets:

   Expenses ......................................            1.16%(d)      1.16%        1.16%       1.17%       1.16%      1.16%

   Net investment income .........................            3.81%(d)      3.94%        4.06%       4.24%       4.53%      4.80%

Portfolio turnover rate ..........................            5.67%        10.97%       10.35%      13.44%       9.57%      7.83%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


                     Semiannual Report | See notes to financial statements. | 19

FRANKLIN NEW YORK TAX-FREE INCOME FUND

                                           ----------------------------------------------------------------------------------------
                                            SIX MONTHS ENDED
                                           NOVEMBER 30, 2005                              YEAR ENDED MAY 31,
CLASS C                                       (UNAUDITED)             2005          2004          2003          2002          2001
                                           ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning of period ..    $           12.00     $   11.63     $   12.22     $   11.64     $   11.62     $   11.06
                                           ----------------------------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) ...........                 0.23          0.47          0.48          0.50          0.53          0.55

   Net realized and unrealized gains
      (losses) ........................                (0.20)         0.37         (0.59)         0.58          0.03          0.57
                                           ----------------------------------------------------------------------------------------
Total from investment operations ......                 0.03          0.84         (0.11)         1.08          0.56          1.12
                                           ----------------------------------------------------------------------------------------
Less distributions from net investment
   income .............................                (0.23)        (0.47)        (0.48)        (0.50)        (0.54)        (0.56)
                                           ----------------------------------------------------------------------------------------
Redemption fees .......................                   --(c)         --(c)         --            --            --            --
                                           ----------------------------------------------------------------------------------------
Net asset value, end of period ........    $           11.80     $   12.00     $   11.63     $   12.22     $   11.64     $   11.62
                                           ========================================================================================

Total return(b) .......................                 0.22%         7.36%        (0.91)%        9.55%         4.86%        10.35%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....    $         242,145     $ 235,805     $ 231,051     $ 242,965     $ 188,642     $ 146,824

Ratio to average net assets:

   Expenses ...........................                 1.16%(d)      1.16%         1.16%         1.17%         1.16%         1.16%

   Net investment income ..............                 3.81%(d)      3.94%         4.06%         4.24%         4.53%         4.82%

Portfolio turnover rate ...............                 5.67%        10.97%        10.35%        13.44%         9.57%         7.83%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


20 | See notes to financial statements. | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

                                                  ---------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                  NOVEMBER 30, 2005                       YEAR ENDED MAY 31,
ADVISOR CLASS                                        (UNAUDITED)               2005           2004           2003          2002(e)
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........  $           12.02      $    11.64     $    12.23     $    11.65    $    11.68
                                                  ---------------------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) ....................               0.27            0.55           0.56           0.58          0.40

   Net realized and unrealized gains (losses) ..              (0.21)           0.38          (0.59)          0.58         (0.08)
                                                  ---------------------------------------------------------------------------------
Total from investment operations ...............               0.06            0.93          (0.03)          1.16          0.32
                                                  ---------------------------------------------------------------------------------
Less distributions from net investment income ..              (0.27)          (0.55)         (0.56)         (0.58)        (0.35)
                                                  ---------------------------------------------------------------------------------
Redemption fees ................................                 --(c)           --(c)          --             --            --
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period .................  $           11.81      $    12.02     $    11.64     $    12.23    $    11.65
                                                  =================================================================================

Total return(b) ................................               0.46%           8.14%         (0.26)%        10.24%         2.80%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............  $          33,317      $   30,487     $   22,470     $   18,278    $   14,054

Ratios to average net assets:

   Expenses ....................................               0.51%(d)        0.51%          0.51%          0.52%         0.51%(d)

   Net investment income .......................               4.46%(d)        4.59%          4.71%          4.89%         5.16%(d)

Portfolio turnover rate ........................               5.67%          10.97%         10.35%         13.44%         9.57%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for period less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   For the period October 1, 2001 (effective date) to May 31, 2002.


                     Semiannual Report | See notes to financial statements. | 21

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS, NOVEMBER 30, 2005 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 98.7%
    BONDS 96.7%
    NEW YORK 96.0%
    Albany Housing Authority Ltd. Obligation Revenue, Refunding, 6.25%, 10/01/12 ..............     $  5,250,000      $   5,378,730
    Albany IDA Civic Facility Revenue,
        Albany Medical Center Project, 6.00%, 5/01/19 .........................................        1,270,000          1,285,075
        Albany Medical Center Project, 6.00%, 5/01/29 .........................................        1,460,000          1,450,831
        St. Rose Project, Series A, AMBAC Insured, 5.375%, 7/01/31 ............................        2,750,000          2,927,953
    Albany Parking Authority Revenue,
        Refunding, Series A, 5.625%, 7/15/20 ..................................................        1,250,000          1,338,350
        Series A, 5.625%, 7/15/25 .............................................................        1,000,000          1,070,680
    Amherst IDA Civic Facility Revenue, University of Buffalo Foundation Faculty-Student
        Housing Corp.,
        Series A, AMBAC Insured, 5.125%, 8/01/20 ..............................................        1,410,000          1,512,789
        Series A, AMBAC Insured, 5.25%, 8/01/31 ...............................................        5,055,000          5,358,401
        Series B, AMBAC Insured, 5.625%, 8/01/20 ..............................................        1,690,000          1,835,881
        Series B, AMBAC Insured, 5.75%, 8/01/25 ...............................................        3,050,000          3,336,151
        Series B, AMBAC Insured, 5.75%, 8/01/30 ...............................................        3,440,000          3,755,035
        Series B, AMBAC Insured, 5.25%, 8/01/31 ...............................................        1,000,000          1,060,020
    Battery Park City Authority Revenue, Series A, 5.00%,
        11/01/24 ..............................................................................        9,000,000          9,424,260
        11/01/25 ..............................................................................       12,000,000         12,557,520
        11/01/26 ..............................................................................       14,250,000         14,882,842
    Bethany Retirement Home Inc. Mortgage Loan Revenue, FHA Insured, 7.50%, 2/01/34 ...........        8,160,000          8,291,050
    Clinton County COP, Correctional Facilities Project, 8.125%, 8/01/17 ......................        4,820,000          5,753,827
    Dutchess County IDA Civic Facility Revenue, Vassar College Project, 5.35%, 9/01/40 ........       16,000,000         16,985,120
    Franklin County COP, Court House Redevelopment Project, 8.125%, 8/01/06 ...................        1,540,000          1,551,180
    Geneva IDA Civic Facilities Revenue, Colleges of the Seneca Project, AMBAC Insured,
        5.00%, 9/01/21 ........................................................................        2,835,000          2,975,219
        5.125%, 9/01/31 .......................................................................        5,045,000          5,264,912
    Hempstead Town IDA Civic Facility Revenue, Adelphi University Civic Facility, 5.00%,
        10/01/30 ..............................................................................        3,000,000          3,069,960
        10/01/35 ..............................................................................        1,500,000          1,526,700
    Ilion Elderly Housing Corp. Mortgage Revenue, 7.25%, 7/01/09 ..............................          870,000            876,403
    Long Island Power Authority Electric System Revenue,
        General, Refunding, Series A, 5.75%, 12/01/24 .........................................       15,000,000         15,987,150
        General, Refunding, Series A, AMBAC Insured, 5.25%, 12/01/26 ..........................        5,000,000          5,229,500
        General, Refunding, Series A, FSA Insured, 5.00%, 12/01/18 ............................       10,000,000         10,424,300
        General, Refunding, Series A, FSA Insured, 5.125%, 12/01/22 ...........................       28,210,000         29,456,036
        General, Refunding, Series A, MBIA Insured, 5.75%, 12/01/24 ...........................       15,060,000         15,984,232
        General, Refunding, Series A, MBIA Insured, 5.25%, 12/01/26 ...........................        9,000,000          9,413,100
        Series A, AMBAC Insured, 5.00%, 9/01/29 ...............................................       24,000,000         24,892,560
        Series A, AMBAC Insured, 5.00%, 9/01/34 ...............................................       20,670,000         21,393,450
    Madison County IDA Civic Facility Revenue, Colgate University Project,
        Series A, AMBAC Insured, 5.00%, 7/01/30 ...............................................        9,410,000          9,809,549
        Series A, AMBAC Insured, 5.00%, 7/01/35 ...............................................        6,165,000          6,387,803
        Series A, AMBAC Insured, 5.00%, 7/01/40 ...............................................       18,315,000         18,905,109
        Series B, 5.00%, 7/01/33 ..............................................................        2,000,000          2,054,460
    Middleburg Central School District GO, FGIC Insured,
        4.60%, 8/15/17 ........................................................................        1,045,000          1,078,858


22 | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    NEW YORK (CONT.)
    Middleburg Central School District GO, FGIC Insured, (cont.)
        4.625%, 8/15/18 .......................................................................     $  1,155,000      $   1,191,637
        4.625%, 8/15/19 .......................................................................        1,210,000          1,246,082
        4.75%, 8/15/20 ........................................................................        1,270,000          1,312,596
        4.75%, 8/15/21 ........................................................................        1,330,000          1,372,307
    Monroe County IDAR, Civic Facilities, De Paul Community Facilities, 6.50%, 2/01/24 ........        1,285,000          1,290,191
    Monroe County Water Authority Water Revenue,
        5.15%, 8/01/22 ........................................................................        1,000,000          1,055,790
        5.25%, 8/01/36 ........................................................................        2,250,000          2,376,450
    Montgomery County IDA Lease Revenue, Hamilton Fulton Montgomery
        Board of Cooperative Educational Services Project, Series 2004A, XLCA Insured, 5.00%,
        7/01/29 ...............................................................................        5,710,000          5,870,108
        7/01/34 ...............................................................................        3,000,000          3,081,960
    MTA Commuter Facilities Revenue,
        Series 8, Pre-Refunded, 5.50%, 7/01/21 ................................................        5,000,000          5,586,000
        Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/28 ..................................        8,655,000          9,415,515
        Series A, MBIA Insured, Pre-Refunded, 5.625%, 7/01/27 .................................       10,000,000         10,620,600
        Series A, Pre-Refunded, 6.00%, 7/01/24 ................................................        5,575,000          6,072,290
        Series A, Pre-Refunded, 5.25%, 7/01/28 ................................................       18,300,000         19,908,021
        Series A, Pre-Refunded, 6.125%, 7/01/29 ...............................................        9,625,000         10,523,686
        Series C-1, FGIC Insured, Pre-Refunded, 5.375%, 7/01/27 ...............................       19,100,000         20,404,721
        Series R, Pre-Refunded, 5.50%, 7/01/17 ................................................        2,000,000          2,248,440
    MTA Dedicated Tax Fund Revenue,
        Refunding, Series A, 5.00%, 11/15/30 ..................................................       25,000,000         25,558,250
        Series A, FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 ..................................       27,260,000         30,096,676
        Series A, FGIC Insured, Pre-Refunded, 5.00%, 11/15/31 .................................       39,685,000         42,853,847
        Series A, FSA Insured, 5.00%, 11/15/28 ................................................       41,575,000         43,002,270
        Series A, FSA Insured, 5.00%, 11/15/32 ................................................       71,685,000         74,016,196
        Series A, FSA Insured, Pre-Refunded, 5.00%, 4/01/29 ...................................       25,800,000         28,100,844
        Series A, MBIA Insured, Pre-Refunded, 5.25%, 4/01/26 ..................................       20,500,000         22,144,305
    MTA Revenue,
        Refunding, Series A, FGIC Insured, 5.00%, 11/15/25 ....................................       22,010,000         22,885,778
        Refunding, Series A, FGIC Insured, 5.25%, 11/15/31 ....................................       34,000,000         35,878,840
        Refunding, Series A, FSA Insured, 5.00%, 11/15/30 .....................................       78,130,000         80,577,032
        Refunding, Series A, MBIA Insured, 5.125%, 11/15/31 ...................................       15,000,000         15,690,000
        Refunding, Series E, 5.25%, 11/15/31 ..................................................       15,000,000         15,709,800
        Refunding, Series U, FGIC Insured, 5.125%, 11/15/31 ...................................        5,000,000          5,230,000
        Series A, FGIC Insured, 5.00%, 11/15/32 ...............................................       10,355,000         10,662,440
        Series B, 5.25%, 11/15/32 .............................................................       28,720,000         30,203,388
        Transportation, Series F, 5.00%, 11/15/35 .............................................       11,000,000         11,224,400
    MTA Service Contract Revenue,
        Refunding, Series A, 5.125%, 1/01/29 ..................................................        6,000,000          6,228,420
        Refunding, Series A, AMBAC Insured, 5.25%, 7/01/31 ....................................       50,000,000         52,634,500
        Refunding, Series A, FGIC Insured, 5.00%, 7/01/25 .....................................       12,760,000         13,244,114
        Series B, 5.375%, 1/01/30 .............................................................       50,000,000         52,842,000
        Series B, MBIA Insured, 5.00%, 1/01/31 ................................................       22,290,000         22,904,535


                                                          Semiannual Report | 23

FRANKLIN NEW YORK TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    NEW YORK (CONT.)
    MTA Transit Facilities Revenue, Series A,
        FSA Insured, Pre-Refunded, 6.10%, 7/01/21 .............................................     $ 15,000,000      $  15,543,300
        MBIA Insured, Pre-Refunded, 5.625%, 7/01/25 ...........................................        8,000,000          8,412,880
        Pre-Refunded, 5.50%, 7/01/22 ..........................................................       16,170,000         17,122,575
        Pre-Refunded, 6.00%, 7/01/24 ..........................................................        7,000,000          7,624,400
        Pre-Refunded, 5.625%, 7/01/27 .........................................................       14,440,000         15,334,702
        Pre-Refunded, 6.125%, 7/01/29 .........................................................       11,595,000         12,677,625
    Nassau County Tobacco Settlement Corp. Revenue, Asset Backed, Series A, 6.50%, 7/15/27 ....       15,000,000         15,854,400
    Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed,
      FSA Insured, Pre-Refunded, 5.75%, 8/01/29 ...............................................       36,040,000         39,589,940
    New York City GO,
        Fiscal 2003, Series I, 5.00%, 3/01/29 .................................................       10,000,000         10,187,700
        Fiscal 2003, Series I, 5.00%, 3/01/30 .................................................       14,785,000         15,044,329
        Pre-Refunded, 5.50%, 5/15/24 ..........................................................        7,630,000          8,338,064
        Refunding, 5.50%, 5/15/24 .............................................................        2,370,000          2,532,250
        Refunding, Series H, 6.125%, 8/01/25 ..................................................        4,170,000          4,377,499
        Series A, FSA Insured, 6.00%, 5/15/30 .................................................        1,095,000          1,203,788
        Series A, FSA Insured, Pre-Refunded, 6.00%, 5/15/30 ...................................        5,155,000          5,750,042
        Series A, Pre-Refunded, 6.25%, 8/01/17 ................................................        2,675,000          2,766,672
        Series B, 7.00%, 2/01/18 ..............................................................           25,000             25,146
        Series B, Pre-Refunded, 6.00%, 8/15/26 ................................................          915,000            946,156
        Series C, 7.00%, 2/01/12 ..............................................................          705,000            708,927
        Series C, FSA Insured, 5.125%, 3/15/25 ................................................        6,500,000          6,828,380
        Series D, 8.00%, 8/01/17 ..............................................................            5,000              5,036
        Series D, 7.50%, 2/01/18 ..............................................................            5,000              5,030
        Series D, 5.125%, 8/01/19 .............................................................        1,985,000          2,072,400
        Series D, 5.25%, 8/01/21 ..............................................................       10,680,000         11,043,440
        Series D, 5.25%, 10/15/23 .............................................................        5,000,000          5,289,800
        Series D, 5.50%, 6/01/24 ..............................................................       23,945,000         25,682,928
        Series D, 5.00%, 10/15/29 .............................................................        5,000,000          5,100,650
        Series D, 5.00%, 11/01/34 .............................................................        5,000,000          5,093,350
        Series D, FGIC Insured, 5.25%, 8/01/21 ................................................        5,355,000          5,553,028
        Series D, Pre-Refunded, 5.25%, 8/01/21 ................................................        3,820,000          3,980,096
        Series F, 5.875%, 8/01/24 .............................................................        2,205,000          2,272,760
        Series F, 5.30%, 1/15/26 ..............................................................       45,000,000         47,419,650
        Series F, Pre-Refunded, 5.875%, 8/01/24 ...............................................        4,795,000          4,947,769
        Series G, Pre-Refunded, 6.00%, 10/15/26 ...............................................        9,900,000         10,495,386
        Series H, 7.20%, 2/01/15 ..............................................................            5,000              5,030
        Series H, FSA Insured, 5.375%, 8/01/27 ................................................        8,510,000          8,935,330
        Series H, MBIA Insured, 5.125%, 8/01/25 ...............................................        3,885,000          4,028,862
        Series H, MBIA Insured, Pre-Refunded, 5.125%, 8/01/25 .................................          115,000            121,555
        Series H, Pre-Refunded, 6.125%, 8/01/25 ...............................................          830,000            876,397
        Series I, Pre-Refunded, 6.25%, 4/15/27 ................................................        9,500,000          9,979,940
        Series J, 5.00%, 3/01/30 ..............................................................       10,000,000         10,214,500
        Series K, Pre-Refunded, 6.25%, 4/01/26 ................................................        9,000,000          9,224,640
        Series M, 5.00%, 4/01/35 ..............................................................       10,000,000         10,193,400


24 | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    NEW YORK (CONT.)
    New York City IDA Civic Facility Revenue,
        College of New Rochelle Project, 5.80%, 9/01/26 .......................................     $  1,500,000      $   1,570,740
        Ethical Culture School Project, Series B-1, XLCA Insured, 5.00%, 6/01/35 ..............       10,595,000         10,992,101
        Institute of International Education Inc. Project, 5.25%, 9/01/21 .....................        1,530,000          1,619,872
        Institute of International Education Inc. Project, 5.25%, 9/01/31 .....................        5,235,000          5,477,066
        New York University Project, AMBAC Insured, 5.00%, 7/01/31 ............................       18,000,000         18,474,300
        Staten Island University Hospital Project, Series A, 6.375%, 7/01/31 ..................        3,975,000          4,041,820
    New York City Municipal Water Finance Authority Revenue, Series B, 5.00%, 6/15/26 .........       25,000,000         25,877,500
    New York City Municipal Water Finance Authority Water and Sewer System Revenue,
        Fiscal 2004, Refunding, Series C, MBIA Insured, 5.00%, 6/15/35 ........................        4,000,000          4,117,440
        Refunding, Series B, 6.10%, 6/15/31 ...................................................       11,005,000         12,204,435
        Refunding, Series B, 6.00%, 6/15/33 ...................................................        6,040,000          6,673,294
        Refunding, Series B, FSA Insured, 5.00%, 6/15/36 ......................................        5,000,000          5,153,800
        Refunding, Series C, MBIA Insured, 5.00%, 6/15/28 .....................................        6,920,000          7,196,523
        Refunding, Series E, MBIA Insured, 5.125%, 6/15/31 ....................................       34,175,000         35,626,070
        Series A, FGIC Insured, 5.25%, 6/15/33 ................................................        7,000,000          7,310,030
        Series A, FGIC Insured, Pre-Refunded, 5.75%, 6/15/31 ..................................       19,315,000         21,030,365
        Series A, FGIC Insured, Pre-Refunded, 5.50%, 6/15/32 ..................................       11,655,000         12,593,810
        Series A, FSA Insured, 5.00%, 6/15/29 .................................................        5,000,000          5,191,900
        Series A, FSA Insured, 5.00%, 6/15/32 .................................................       10,000,000         10,368,100
        Series A, Pre-Refunded, 5.75%, 6/15/30 ................................................       41,190,000         44,848,084
        Series B, FGIC Insured, 5.125%, 6/15/30 ...............................................       12,500,000         12,850,125
        Series B, MBIA Insured, Pre-Refunded, 5.50%, 6/15/27 ..................................       32,620,000         34,055,280
        Series B, Pre-Refunded, 5.75%, 6/15/26 ................................................       24,455,000         25,621,503
        Series B, Pre-Refunded, 6.10%, 6/15/31 ................................................        3,995,000          4,473,002
        Series B, Pre-Refunded, 6.00%, 6/15/33 ................................................       10,260,000         11,444,927
    New York City Transitional Finance Authority Revenue,
        Future Tax Secured, 2004, Series C, Pre-Refunded, 5.50%, 5/01/25 ......................           55,000             59,358
        Future Tax Secured, 2004, Series C, Pre-Refunded, 5.00%, 5/01/26 ......................            5,000              5,252
        Future Tax Secured, 2004, Series C, Pre-Refunded, 5.00%, 5/01/26 ......................        3,675,000          3,772,167
        Future Tax Secured, 2005, Series A, Pre-Refunded, 5.125%, 8/15/21 .....................        6,120,000          6,373,613
        Future Tax Secured, 2005, Series C, Pre-Refunded, 5.50%, 5/01/25 ......................        5,515,000          5,951,953
        Future Tax Secured, Refunding, Series B, AMBAC Insured, 5.00%, 5/01/30 ................        3,000,000          3,093,450
        Future Tax Secured, Refunding, Series B, MBIA Insured, 5.00%, 8/01/32 .................       15,000,000         15,480,300
        Future Tax Secured, Series A, 5.25%, 5/01/31 ..........................................       26,545,000         27,905,431
        Future Tax Secured, Series A, 5.25%, 8/01/31 ..........................................       30,605,000         32,421,407
        Future Tax Secured, Series A, FGIC Insured, 5.00%, 5/01/28 ............................       16,065,000         16,508,073
        Future Tax Secured, Series A, Pre-Refunded, 5.125%, 8/15/21 ...........................        8,815,000          9,180,294
        Future Tax Secured, Series A, Pre-Refunded, 5.625%, 2/15/26 ...........................       20,000,000         21,906,600
        Future Tax Secured, Series A, Pre-Refunded, 5.00%, 8/15/27 ............................        6,915,000          7,187,382
        Future Tax Secured, Series A, Pre-Refunded, 6.00%, 8/15/29 ............................       29,000,000         31,925,810
        Future Tax Secured, Series A, Pre-Refunded, 5.25%, 5/01/31 ............................          460,000            499,790
        Future Tax Secured, Series B, 5.00%, 5/01/30 ..........................................        7,520,000          7,740,712
        Future Tax Secured, Series B, Pre-Refunded, 6.00%, 11/15/29 ...........................       15,000,000         16,731,450
        Future Tax Secured, Series C, 5.00%, 5/01/29 ..........................................        5,215,000          5,354,397
        Future Tax Secured, Series C, Pre-Refunded, 5.50%, 11/01/24 ...........................       16,800,000         18,383,736
        Future Tax Secured, Series C, Pre-Refunded, 5.50%, 5/01/25 ............................        4,430,000          4,780,989
        Future Tax Secured, Series C, Pre-Refunded, 5.00%, 5/01/26 ............................          320,000            336,112


                                                          Semiannual Report | 25

FRANKLIN NEW YORK TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    NEW YORK (CONT.)
    New York City Transitional Finance Authority Revenue, (cont.)
        Future Tax Secured, Series C, Pre-Refunded, 5.00%, 5/01/29 ............................     $  8,655,000      $   9,202,429
        Future Tax Secured, Series C, Pre-Refunded, 5.50%, 11/01/29 ...........................       13,660,000         14,947,728
        Future Tax Secured, Series D, 5.00%, 2/01/27 ..........................................       62,025,000         64,053,838
        Future Tax Secured, Series E, 5.00%, 2/01/25 ..........................................        5,000,000          5,182,150
        Future Tax Secured, Series E, 5.00%, 2/01/27 ..........................................       10,000,000         10,327,100
        Future Tax Secured, Series E, 5.00%, 2/01/33 ..........................................       18,035,000         18,447,460
        Series C, MBIA Insured, 5.00%, 5/01/29 ................................................        1,365,000          1,403,234
        Series C, MBIA Insured, Pre-Refunded, 5.00%, 5/01/29 ..................................        2,270,000          2,413,578
    New York City Transportation Authority MTA Triborough COP, Series A, AMBAC Insured,
      Pre-Refunded, 5.25%, 1/01/29 ............................................................       79,840,000         86,138,578
    New York City Trust Cultural Resources Revenue,
        Museum of Modern Art 2001, Series D, AMBAC Insured, 5.125%, 7/01/31 ...................       15,500,000         16,161,695
        Wildlife Conservation Society, FGIC Insured, 5.00%, 2/01/34 ...........................       10,500,000         10,847,235
    New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured,
      AMBAC Insured, 5.00%, 11/15/44 ..........................................................       23,000,000         23,616,170
    New York IDA Parking Facility Revenue, Royal Charter Presbyterian, FSA Insured,
      5.25%, 12/15/32 .........................................................................        1,525,000          1,608,692
    New York State Appropriated Tobacco Corp. Revenue, Asset Backed, Series A-1,
      AMBAC Insured, 5.25%, 6/01/21 ...........................................................       18,000,000         19,167,840
    New York State Commissioner of General Services Revenue, People of the
        State of New York, Certificate of Lease Assessment,
        5.70%, 3/01/29 ........................................................................       65,523,812         67,756,208
        5.75%, 3/01/29 ........................................................................       34,333,145         35,567,765
    New York State COP, Hanson Redevelopment Project, 8.375%, 5/01/08 .........................        8,385,000          8,825,799
    New York State Dormitory Authority Lease Revenue,
        Court Facilities, Pre-Refunded, 6.00%, 5/15/39 ........................................       58,245,000         64,840,664
        Court Facilities, Series A, Pre-Refunded, 5.375%, 5/15/23 .............................        4,000,000          4,429,680
        Refunding, Series A, FGIC Insured, 5.00%, 7/01/33 .....................................       12,650,000         13,002,555
        State University Dormitory Facilities, FGIC Insured, Pre-Refunded, 5.50%, 7/01/27 .....        2,000,000          2,200,860
        State University Dormitory Facilities, FGIC Insured, Pre-Refunded, 5.10%, 7/01/31 .....        7,700,000          8,318,618
        State University Dormitory Facilities, Pre-Refunded, 5.00%, 7/01/32 ...................        5,500,000          5,953,640
        State University Dormitory Facilities, Series A, 6.00%, 7/01/30 .......................        5,750,000          6,419,472
        State University Dormitory Facilities, Series B, MBIA Insured, 5.125%, 7/01/28 ........        1,365,000          1,458,980
        State University Dormitory Facilities, Series B, MBIA Insured, Pre-Refunded,
          5.125%, 7/01/28 .....................................................................        3,435,000          3,671,500
        State University Dormitory Facilities, Series C, MBIA Insured, 5.50%, 7/01/19 .........        2,410,000          2,606,126
        State University Dormitory Facilities, Series C, MBIA Insured, Pre-Refunded,
          5.50%, 7/01/19 ......................................................................        2,680,000          2,898,098
        State University Dormitory Facilities, Series C, MBIA Insured, Pre-Refunded,
          5.50%, 7/01/29 ......................................................................        9,250,000         10,002,765
    New York State Dormitory Authority Revenue,
        FGIC Insured, Pre-Refunded, 5.125%, 5/15/31 ...........................................       45,000,000         49,408,650
        FHA, Insured Mortgage, St. Barnabas, Series A, AMBAC Insured, 5.125%, 2/01/22 .........        4,000,000          4,222,160
        FHA, Insured Mortgage, St. Barnabas, Series A, AMBAC Insured, 5.00%, 2/01/31 ..........        5,500,000          5,637,225
        Insured, Fordham University, FGIC Insured, 5.00%, 7/01/27 .............................        6,020,000          6,241,416
        Insured, Fordham University, FGIC Insured, 5.00%, 7/01/32 .............................        7,735,000          7,974,862
        School District Financing Program, Series A, MBIA Insured, 5.00%, 4/01/31 .............        9,500,000          9,770,180


26 | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    NEW YORK (CONT.)
    New York State Dormitory Authority Revenue, (cont.)
        State University Educational Facilities, 5.125%, 5/15/21 ..............................     $ 12,090,000      $  12,593,669
        State University Educational Facilities, Pre-Refunded, 5.125%, 5/15/21 ................        2,910,000          3,066,878
        Teachers College, MBIA Insured, 5.00%, 7/01/22 ........................................        2,885,000          3,002,823
        Teachers College, MBIA Insured, 5.00%, 7/01/32 ........................................        6,000,000          6,186,060
        Upstate Community Colleges, Series A, 5.00%, 7/01/27 ..................................        3,720,000          3,840,528
        Upstate Community Colleges, Series A, Pre-Refunded, 5.00%, 7/01/31 ....................        7,365,000          7,980,419
    New York State Dormitory Authority Revenues,
        Bishop Henry B. Hucles Nursing Home, 6.00%, 7/01/24 ...................................        2,545,000          2,623,920
        Buena Vida Nursing Home, Series A, 5.25%, 7/01/28 .....................................        4,730,000          4,884,813
        City University System Consolidated, Fourth, Series A, Pre-Refunded, 5.25%, 7/01/31 ...       12,000,000         13,022,880
        City University System Consolidated, FSA Insured, Pre-Refunded, 5.375%, 7/01/24 .......        5,000,000          5,308,850
        City University System Consolidated, Series 1, FGIC Insured, Pre-Refunded,
          5.375%, 7/01/24 .....................................................................       14,300,000         15,183,311
        City University System Consolidated, Series 1, MBIA Insured, Pre-Refunded,
          5.125%, 7/01/27 .....................................................................        6,680,000          7,059,357
        City University System Consolidated, Series C, 7.50%, 7/01/10 .........................       12,850,000         14,008,556
        City University System Consolidated, Series D, ETM, 7.00%, 7/01/09 ....................        1,870,000          1,997,777
        City University System Consolidated, Third General, Series 1, FSA Insured,
          Pre-Refunded, 5.50%, 7/01/29 ........................................................       38,375,000         41,497,957
        City University System Consolidated, Third, Refunding, Series 1, FGIC Insured,
          5.25%, 7/01/25 ......................................................................        4,100,000          4,339,481
        City University System, Consolidated, Fourth General, Series A, FGIC Insured,
          Pre-Refunded, 5.25%, 7/01/30 ........................................................       20,705,000         22,286,655
        City University System, Third General Residence, Series 2,
          Pre-Refunded, 6.00%, 7/01/20 ........................................................       13,000,000         13,459,680
        City University System, Third General Residence, Series 2,
          Pre-Refunded, 6.00%, 7/01/26 ........................................................        6,020,000          6,232,867
        City University, Third General, Series 2, Pre-Refunded, 6.20%, 7/01/22 ................       28,555,000         29,596,972
        Concord Nursing Home Inc., 6.50%, 7/01/29 .............................................        2,500,000          2,719,450
        Fashion Institute of Technology Student Housing Corp.,
          FGIC Insured, 5.00%, 7/01/29 ........................................................        9,700,000         10,055,408
        Fashion Institute of Technology Student Housing Corp.,
          FGIC Insured, 5.125%, 7/01/34 .......................................................       15,000,000         15,780,000
        Fordham University, MBIA Insured, Pre-Refunded, 5.00%, 7/01/28 ........................        4,510,000          4,746,955
        Fordham University, Refunding, MBIA Insured, 5.00%, 7/01/28 ...........................          490,000            509,693
        Good Samaritan Hospital Medical Center, Series A, MBIA Insured, 5.50%, 7/01/24 ........        5,000,000          5,330,150
        Interfaith Medical Center, Series D, 5.40%, 2/15/28 ...................................       14,000,000         14,488,600
        Ithaca College, AMBAC Insured, Pre-Refunded, 5.25%, 7/01/26 ...........................        2,000,000          2,101,340
        Long Island University, 5.125%, 9/01/23 ...............................................        1,800,000          1,865,430
        Long Island University, 5.25%, 9/01/28 ................................................        1,500,000          1,559,310
        Mental Health Facilities Improvement, Series B, 5.00%, 2/15/33 ........................       35,000,000         35,609,700
        Mental Health Services Facilities Improvement, Series B, AMBAC Insured,
          5.00%, 2/15/35 ......................................................................       18,410,000         18,927,873
        Mental Health Services Facilities Improvement, Series B,
          MBIA Insured, 5.25%, 8/15/31 ........................................................        4,160,000          4,340,378
        Mental Health Services Facilities Improvement, Series B, MBIA Insured,
          Pre-Refunded, 6.00%, 2/15/25 ........................................................        5,460,000          6,012,497
        Mental Health Services Facilities Improvement, Series B, MBIA Insured,
          Pre-Refunded, 6.00%, 2/15/30 ........................................................        4,300,000          4,735,117
        Mental Health Services Facilities Improvement, Series B, MBIA Insured,
          Pre-Refunded, 5.25%, 8/15/31 ........................................................        3,975,000          4,320,428


                                                          Semiannual Report | 27

FRANKLIN NEW YORK TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    NEW YORK (CONT.)
    New York State Dormitory Authority Revenues, (cont.)
        Mental Health Services Facilities Improvement, Series D, FSA Insured,
          Pre-Refunded, 5.50%, 2/15/21 ........................................................     $  1,015,000      $   1,105,335
        Mental Health Services Facilities Improvement, Series D, FSA Insured,
          Pre-Refunded, 5.50%, 8/15/21 ........................................................        2,065,000          2,248,785
        Mental Health Services Facilities Improvement, Series D, FSA Insured,
          Pre-Refunded, 5.25%, 8/15/30 ........................................................        4,460,000          4,808,950
        Mental Health Services Facilities Improvement, Series D, MBIA Insured,
          5.00%, 8/15/17 ......................................................................       22,985,000         23,951,519
        Mental Health Services Facilities Improvement, Series D, MBIA Insured,
          Pre-Refunded, 5.00%, 8/15/17 ........................................................           15,000             15,817
        Mental Health Services, Series A, Pre-Refunded, 5.75%, 8/15/22 ........................        1,355,000          1,421,192
        Mental Health Services, Series A, Pre-Refunded, 5.75%, 2/15/27 ........................        9,070,000          9,513,069
        Mental Health, Pre-Refunded, 6.00%, 8/15/21 ...........................................        1,600,000          1,682,816
        Mental Health, Series B, 5.75%, 8/15/12 ...............................................        2,140,000          2,234,460
        Mental Health, Series B, Pre-Refunded, 5.75%, 8/15/12 .................................           25,000             26,221
        Montefiore Hospital, FGIC Insured, 5.00%, 8/01/29 .....................................        6,000,000          6,209,100
        New School University, MBIA Insured, 5.00%, 7/01/31 ...................................        2,500,000          2,565,875
        New York Hospital Medical Center, AMBAC Insured, 5.60%, 2/15/39 .......................        4,900,000          5,227,957
        New York University, Series 2, AMBAC Insured, 5.00%, 7/01/26 ..........................        3,500,000          3,606,155
        New York University, Series 2, AMBAC Insured, 5.00%, 7/01/31 ..........................        5,000,000          5,131,750
        New York University, Series A, FGIC Insured, 5.00%, 7/01/34 ...........................       15,200,000         15,724,096
        Non State Supported Debt, Hospital Special Surgery, MBIA Insured, 5.00%, 8/15/29 ......        7,750,000          8,038,610
        Non State Supported Debt, Hospital Special Surgery, MBIA Insured, 5.00%, 8/15/33 ......        5,200,000          5,369,936
        Non State Supported Debt, Montefiore Medical Center, FGIC Insured, 5.00%, 2/01/28 .....       12,250,000         12,723,340
        Non State Supported Debt, School Districts Bond Financing, Series B,
          MBIA Insured, 5.00%, 10/01/34 .......................................................        5,000,000          5,184,350
        Non State Supported Debt, School Districts Bond Financing, Series C,
          MBIA Insured, 5.00%, 4/01/26 ........................................................        1,500,000          1,564,620
        Non State Supported Debt, School Districts Bond Financing, Series C,
          MBIA Insured, 5.00%, 4/01/35 ........................................................        2,500,000          2,588,375
        North Shore L.I. Jewish Group, 5.50%, 5/01/33 .........................................        2,500,000          2,634,925
        Nursing Home, Arden Hill, FHA Insured, Pre-Refunded, 5.85%, 8/01/26 ...................        4,150,000          4,342,809
        Nursing Home, Center for Nursing, FHA Insured, 5.55%, 8/01/37 .........................        8,435,000          8,818,877
        Nursing Home, St. John's Health Care Corp., Refunding, FHA Insured, 6.25%, 2/01/36 ....       30,665,000         31,426,105
        Nursing Home, Wesley Garden, FHA Insured, 6.125%, 8/01/35 .............................        1,960,000          2,034,402
        Pace University, MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 ...........................        2,000,000          2,116,540
        Rockefeller University, Series A1, 5.00%, 7/01/32 .....................................       11,500,000         11,889,735
        Second Hospital, St. Clare's Hospital, Series B, 5.40%, 2/15/25 .......................        6,500,000          6,724,120
        Skidmore College, FGIC Insured, 5.00%, 7/01/33 ........................................        6,565,000          6,815,061
        St. Francis Hospital, Series A, MBIA Insured, 5.50%, 7/01/29 ..........................        1,000,000          1,064,310
        St. Johns University, MBIA Insured, 5.25%, 7/01/25 ....................................        5,770,000          6,054,403
        St. Johns University, Series A, MBIA Insured, 5.25%, 7/01/25 ..........................        5,310,000          5,648,194
        State Rehabilitation Assn., Series A, AMBAC Insured, 5.00%, 7/01/23 ...................        1,725,000          1,801,142
        State University Adult Facility, Series B, Pre-Refunded, 5.375%, 5/15/23 ..............        9,500,000         10,333,055
        Supported Debt, Mental Health Facilities, Series B, 5.00%, 2/15/28 ....................        7,690,000          7,886,941
        Supported Debt, Mental Health Facilities, Series B, Pre-Refunded, 6.00%, 8/15/21 ......          160,000            168,282


28 | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    NEW YORK (CONT.)
    New York State Dormitory Authority Revenues, (cont.)
        Supported Debt, Mental Health Facilities, Series B, Pre-Refunded, 5.00%, 2/15/28 .......  $      1,505,000  $     1,617,890
        Supported Debt, Mental Health Services Facilities Improvement, Series B, MBIA
          Insured, Pre-Refunded, 5.25%, 8/15/31 ................................................         1,865,000        2,032,085
        Supported Debt, Mental Health Services, Refunding, Series A, 5.75%, 2/15/27 ............            85,000           88,701
        Supported Debt, Mental Health Services, Series A, Pre-Refunded, 5.75%, 2/15/27 .........           215,000          225,503
        Supported Debt, Mental Health Services, Series B, MBIA Insured, 6.00%, 2/15/25 .........            95,000          103,142
        Supported Debt, Mental Health Services, Series B, MBIA Insured, 6.00%, 2/15/30 .........            80,000           86,695
        Supported Debt, Mental Health Services, Series B, MBIA Insured, Pre-Refunded,
          6.00%, 2/15/25 .......................................................................           545,000          600,149
        Supported Debt, Mental Health Services, Series B, MBIA Insured, Pre-Refunded,
          6.00%, 2/15/30 .......................................................................           485,000          534,077
        Supported Debt, Mental Health, Series A, 5.75%, 8/15/22 ................................            25,000           26,089
        Supported Debt, Mental Health, Series A, Pre-Refunded, 5.75%, 8/15/22 ..................            10,000           10,489
        Supported Debt, Mental Health, Series D, 6.00%, 8/15/21 ................................            25,000           26,176
        Supported Debt, Mental Health, Series D, FSA Insured, 5.50%, 2/15/21 ...................            25,000           26,810
        Supported Debt, Mental Health, Series D, FSA Insured, 5.50%, 8/15/21 ...................            45,000           48,238
        Supported Debt, Mental Health, Series D, FSA Insured, 5.25%, 8/15/30 ...................           375,000          392,734
        Supported Debt, Mental Health, Series D, FSA Insured, Pre-Refunded, 5.50%, 2/15/21 .....            95,000          103,455
        Supported Debt, Mental Health, Series D, FSA Insured, Pre-Refunded, 5.50%, 8/15/21 .....           205,000          223,245
        Supported Debt, Mental Health, Series D, FSA Insured, Pre-Refunded, 5.25%, 8/15/30 .....           165,000          177,910
        Supported Debt, State University Educational Facilities, Pre-Refunded, 5.00%,
          5/15/17 ..............................................................................           420,000          440,912
        Supported Debt, State University Educational Facilities, Refunding, 5.00%, 5/15/17 .....         3,180,000        3,292,667
        Supported Debt, Upstate Community Colleges, Refunding, Series A, 5.00%, 7/01/19 ........         4,610,000        4,772,318
        Supported Debt, Upstate Community Colleges, Refunding, Series A, 5.00%, 7/01/28 ........        16,360,000       16,702,088
        Supported Debt, Upstate Community Colleges, Series A, Pre-Refunded,
          5.00%, 7/01/19 .......................................................................         2,620,000        2,784,877
        Supported Debt, Upstate Community Colleges, Series A, Pre-Refunded,
          5.00%, 7/01/28 .......................................................................         9,315,000        9,901,193
        The Highlands Living, FHA Insured, 6.60%, 2/01/34 ......................................         3,270,000        3,321,143
        Upstate Community Colleges, Series A, Pre-Refunded, 6.00%, 7/01/22 .....................         7,000,000        7,428,960
        Upstate Community Colleges, Series A, Pre-Refunded, 6.125%, 7/01/27 ....................        11,845,000       12,593,367
        W.K. Nursing Home Corp., FHA Insured, 6.05%, 2/01/26 ...................................         6,800,000        7,054,388
        Yeshiva University, AMBAC Insured, 5.125%, 7/01/29 .....................................        13,260,000       14,007,731
        Yeshiva University, AMBAC Insured, 5.125%, 7/01/34 .....................................        23,510,000       24,732,520
    New York State Dormitory Authority State Personal Income Tax Revenue, Education,
      Series A, AMBAC Insured, 5.00%, 3/15/34 ..................................................         7,500,000        7,775,625
    New York State Energy Research and Development Authority PCR, Niagara Mohawk
      Power Project, Refunding, Series A, AMBAC Insured, 5.15%, 11/01/25 .......................        20,000,000       20,726,000
    New York State Environmental Facilities Corp. PCR, State Water, Series E,
      6.875%, 6/15/14 ..........................................................................         1,190,000        1,201,127
    New York State Environmental Facilities Corp. State Clean Water and Drinking Revenue,
      Revolving Funds,
        Pooled Financing, Series B, 5.25%, 5/15/31 .............................................         9,595,000       10,047,212
        Series C, 5.25%, 6/15/31 ...............................................................        37,600,000       39,396,904


                                                          Semiannual Report | 29

FRANKLIN NEW YORK TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    NEW YORK (CONT.)
    New York State HFA Service Contract Obligation Revenue,
        Series A, 6.50%, 3/15/24 ...............................................................  $        330,000  $       334,534
        Series A, 6.50%, 3/15/25 ...............................................................           860,000          884,579
        Series A, 6.00%, 3/15/26 ...............................................................           970,000        1,004,745
        Series A, Pre-Refunded, 6.375%, 9/15/15 ................................................         4,430,000        4,673,296
        Series A, Pre-Refunded, 6.00%, 3/15/26 .................................................        15,755,000       16,403,948
        Series A-2003, 6.375%, 9/15/15 .........................................................            30,000           30,851
        Series C, 6.30%, 3/15/22 ...............................................................         1,950,000        1,957,196
        Series C, 5.50%, 3/15/25 ...............................................................        17,015,000       17,708,361
    New York State HFA State Personal Income Tax Revenue, Economic Development and
        Housing, Series A,
        FGIC Insured, 5.00%, 9/15/34 ...........................................................         7,330,000        7,571,304
        Pre-Refunded, 5.125%, 9/15/28 ..........................................................        12,425,000       13,578,040
        Pre-Refunded, 5.00%, 3/15/33 ...........................................................         7,000,000        7,594,160
    New York State HFAR,
        Children's Rescue Fund Housing, Series A, 7.625%, 5/01/18 ..............................         4,495,000        4,504,080
        Health Facilities of New York City, Refunding, Series A, 6.00%, 11/01/08 ...............         2,400,000        2,459,304
        Health Facilities of New York City, Series A, 6.00%, 5/01/07 ...........................        11,200,000       11,478,096
        Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.10%, 11/01/15 ............        22,910,000       23,713,912
        Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.125%, 11/01/20 ...........        28,445,000       29,441,997
        MFH, Second Mortgage Program, Series E, 6.75%, 8/15/25 .................................         2,745,000        2,748,623
        MFM Housing, Refunding, Series A, FHA Insured, 7.00%, 8/15/22 ..........................         1,760,000        1,765,562
        MFM Housing, Refunding, Series C, FHA Insured, 6.45%, 8/15/14 ..........................           375,000          375,525
        MFM, Refunding, Series B, AMBAC Insured, 6.35%, 8/15/23 ................................         4,780,000        4,807,103
        MFM, Refunding, Series C, FHA Insured, 6.50%, 8/15/24 ..................................         2,445,000        2,448,252
        MFM, Second Mortgage Program, Series D, 6.25%, 8/15/23 .................................         2,500,000        2,507,950
        MFM, Series B, AMBAC Insured, 6.25%, 8/15/14 ...........................................           360,000          362,113
    New York State Local Government Assistance Corp. Revenue, Refunding, Series B,
      MBIA Insured, 4.875%, 4/01/20 ............................................................         4,080,000        4,213,783
    New York State Medical Care Facilities Finance Agency Revenue,
        Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.30%, 8/15/23 .....         9,000,000        9,046,350
        Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.25%, 2/15/27 .....        12,235,000       12,535,492
        Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.375%, 8/15/33 ....         7,940,000        7,981,209
        Hospital and Nursing Home, Mortgage Revenue, Series C, FHA Insured, 6.20%, 8/15/23 .....        21,540,000       22,096,163
        Mortgage Revenue Project, Series A, FHA Insured, 6.50%, 2/15/35 ........................         3,200,000        3,255,328
        Mortgage Revenue Project, Series B, FHA Insured, 6.15%, 2/15/35 ........................         2,200,000        2,236,564
        Mortgage Revenue Project, Series C, FHA Insured, 6.375%, 8/15/29 .......................         7,775,000        7,907,564
        Mortgage Revenue Project, Series D, FHA Insured, 6.20%, 2/15/35 ........................         6,250,000        6,416,687
        Mortgage Revenue Project, Series E, FHA Insured, 6.375%, 2/15/35 .......................        13,200,000       13,555,740
        Second Mortgage, Health Care Project Revenue, Series B, 6.35%, 11/01/14 ................         1,220,000        1,222,501
        Security Mortgage Program, Series A, 6.375%, 11/15/20 ..................................        10,930,000       11,287,630
        Series A, FHA Insured, 6.125%, 2/15/15 .................................................           320,000          325,306
        Series A, FHA Insured, Pre-Refunded, 6.125%, 2/15/15 ...................................           810,000          831,619
    New York State Mortgage Agency Revenue, Homeowners Mortgage, Series 61,
      5.90%, 4/01/27 ...........................................................................         2,345,000        2,386,952


30 | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    NEW YORK (CONT.)
    New York State Municipal Bond Bank Agency School Purpose Revenue, Series C,
        5.25%, 6/01/21 .........................................................................  $      5,110,000  $     5,411,286
        5.25%, 12/01/21 ........................................................................         8,025,000        8,498,154
        5.25%, 6/01/22 .........................................................................         3,400,000        3,591,556
        5.25%, 12/01/22 ........................................................................         5,000,000        5,281,700
        5.00%, 6/01/23 .........................................................................         5,925,000        6,092,559
        5.00%, 12/01/23 ........................................................................         3,000,000        3,084,840
    New York State Municipal Bond Bank Agency Special Program Revenue, Buffalo, Series A,
      AMBAC Insured, 5.25%, 5/15/31 ............................................................         4,145,000        4,330,157
    New York State Power Authority Revenue, Series A, 5.25%,
        11/15/30 ...............................................................................         2,000,000        2,106,520
        11/15/40 ...............................................................................         9,000,000        9,450,540
    New York State Thruway Authority General Revenue, Series G, FSA Insured, 5.00%,
        1/01/32 ................................................................................        15,000,000       15,553,950
    New York State Thruway Authority Revenue, State Personal Income Tax, Transportation,
      Series A, 5.00%, 3/15/22 .................................................................        14,270,000       14,805,553
    New York State Thruway Authority Service Contract Revenue, Local Highway and Bridge,
        AMBAC Insured, Pre-Refunded, 5.375%, 4/01/19 ...........................................        10,555,000       11,481,518
        Pre-Refunded, 5.75%, 4/01/19 ...........................................................        30,000,000       32,562,300
    New York State Tollway Authority General Revenue,
        AMBAC Insured, 5.00%, 1/01/30 ..........................................................        10,000,000       10,353,700
        Refunding, Series E, FGIC Insured, 5.00%, 1/01/25 ......................................         5,500,000        5,671,050
        Series D, Pre-Refunded, 5.25%, 1/01/21 .................................................        41,675,000       42,992,763
        Series D, Pre-Refunded, 5.375%, 1/01/27 ................................................        10,975,000       11,442,425
    New York State Tollway Authority Highway and Bridge Trust Fund Revenue,
        Refunding, Series C, AMBAC Insured, 5.00%, 4/01/19 .....................................        20,000,000       21,221,200
        Refunding, Series C, AMBAC Insured, 5.00%, 4/01/20 .....................................        18,835,000       19,855,480
        Series A, FGIC Insured, Pre-Refunded, 5.00%, 4/01/17 ...................................         9,000,000        9,543,420
        Series A, FGIC Insured, Pre-Refunded, 5.00%, 4/01/20 ...................................         2,500,000        2,697,525
        Series A, FGIC Insured, Pre-Refunded, 5.00%, 4/01/21 ...................................         2,500,000        2,697,525
        Series B-1, FGIC Insured, Pre-Refunded, 5.75%, 4/01/15 .................................         2,000,000        2,201,240
        Series B-1, FGIC Insured, Pre-Refunded, 5.75%, 4/01/16 .................................         2,000,000        2,201,240
    New York State Urban Development Corp. Revenue,
        Correctional Capital Facilities, Series 7, Pre-Refunded, 5.70%, 1/01/16 ................         3,000,000        3,137,970
        Correctional Capital Facilities, Series 7, Pre-Refunded, 5.70%, 1/01/27 ................        10,000,000       10,459,900
        Correctional Facilities Service Contract, Series A, Pre-Refunded, 5.00%, 1/01/28 .......        14,000,000       14,760,340
        Correctional Facilities Service Contract, Series B, Pre-Refunded, 5.00%, 1/01/25 .......        21,055,000       22,282,506
        Correctional Facilities Service Contract, Series C, AMBAC Insured, Pre-Refunded,
          6.00%, 1/01/29 .......................................................................        34,135,000       37,114,303
        Correctional Facilities Service Contract, Series D, FSA Insured, Pre-Refunded,
          5.25%, 1/01/30 .......................................................................        10,000,000       10,816,300
        Correctional, Series A, MBIA Insured, Pre-Refunded, 5.00%, 1/01/18 .....................        12,000,000       12,651,720
        FGIC Insured, 5.00%, 3/15/29 ...........................................................         7,000,000        7,239,190
        Onondaga County Convention Project, Refunding, 6.25%, 1/01/20 ..........................        28,325,000       28,941,352
        Personal Income Tax, Series C-1, FGIC Insured, Pre-Refunded, 5.00%, 3/15/28 ............         4,900,000        5,315,912
        Personal Income Tax, Series C-1, Pre-Refunded, 5.00%, 3/15/25 ..........................         3,225,000        3,488,031
        Personal Income Tax, State Facilities, Series A, Pre-Refunded, 5.25%, 3/15/32 ..........        20,000,000       21,838,400
        State Personal Income Tax, Series B Empire State, MBIA Insured, Pre-Refunded,
          5.00%, 3/15/33 .......................................................................        11,010,000       11,944,529


                                                          Semiannual Report | 31

FRANKLIN NEW YORK TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    NEW YORK (CONT.)
    New York State Urban Development Corp (cont.)
        Empire State, Pre-Refunded, 5.125%, 3/15/29 ............................................  $      9,000,000  $     9,805,230
    Niagara Falls City School District COP, High School Facilities, Pre-Refunded, 5.375%,
      6/15/28 ..................................................................................         5,000,000        5,291,850
    Niagara Falls Public Water Authority Revenue, Series A, MBIA Insured, 5.00%, 7/15/34 .......         9,000,000        9,280,980
    Otsego County IDA Civic Facility Revenue, Hartwick College Project, Series A,
        Pre-Refunded, 5.50%, 7/01/19 ...........................................................         3,400,000        3,664,758
    Rensselaer Municipal Leasing Corp. Leasehold Mortgage Revenue,
      Rensselaer County Nursing Home,
        Series A, 6.90%, 6/01/24 ...............................................................         9,755,000        9,854,599
        Series B, 6.90%, 6/01/24 ...............................................................         3,265,000        3,298,336
    Sachem Central School District Holbrook GO, Series B, MBIA Insured, 5.00%,
        10/15/27 ...............................................................................         3,885,000        4,059,320
        10/15/28 ...............................................................................         2,000,000        2,087,020
    Sales Tax Asset Receivable Corp. Revenue, Series A, AMBAC Insured, 5.00%,
        10/15/29 ...............................................................................        12,500,000       13,016,875
        10/15/32 ...............................................................................       104,975,000      109,236,985
    St. Lawrence County IDA Civic Facility Revenue, Clarkson University Project, Series A,
      5.50%, 7/01/29 ...........................................................................         6,000,000        6,303,660
    Suffolk County Judicial Facilities Agency Service Agreement Revenue,
        John P. Cohalan Complex, AMBAC Insured, 5.00%, 4/15/16 .................................         2,720,000        2,865,602
    Syracuse IDA Civic Facility Revenue, Crouse Health Hospital Inc., Project A,
        5.25%, 1/01/16 .........................................................................         4,000,000        3,585,280
        5.375%, 1/01/23 ........................................................................         4,760,000        4,038,098
    Tompkins County IDAR Civic Facility, Cornell University, Pre-Refunded, 5.75%, 7/01/30 ......         7,510,000        8,305,609
    Triborough Bridge and Tunnel Authority Revenues,
        General Purpose, Refunding, Series A, 5.00%, 1/01/27 ...................................        34,500,000       35,572,950
        General Purpose, Refunding, Series A, MBIA Insured, 5.00%, 1/01/32 .....................         3,770,000        3,879,142
        General Purpose, Refunding, Series B, 5.125%, 11/15/29 .................................        17,175,000       17,996,480
        General Purpose, Refunding, Series B, 5.00%, 11/15/32 ..................................        10,000,000       10,265,100
        General Purpose, Refunding, Series B, MBIA Insured, 5.00%, 11/15/27 ....................        10,000,000       10,385,700
        General Purpose, Series A, FGIC Insured, Pre-Refunded, 5.00%, 1/01/32 ..................        12,245,000       13,206,845
        General Purpose, Series A, MBIA Insured, Pre-Refunded, 5.00%, 1/01/32 ..................        20,230,000       21,819,066
        General Purpose, Series A, Pre-Refunded, 5.125%, 1/01/31 ...............................        24,310,000       26,384,372
        General Purpose, Series A, Pre-Refunded, 5.00%, 1/01/32 ................................        34,340,000       37,037,407
        General Purpose, Series A, Pre-Refunded, 5.00%, 1/01/32 ................................         6,110,000        6,303,320
        General Purpose, Series B, MBIA Insured, Pre-Refunded, 5.20%, 1/01/27 ..................         4,110,000        4,591,815
        General Purpose, Series B, Pre-Refunded, 5.20%, 1/01/27 ................................        15,000,000       16,758,450
        General Purpose, Series B, Pre-Refunded, 5.50%, 1/01/30 ................................        32,185,000       36,742,718
        Refunding, MBIA Insured, 5.00%, 11/15/26 ...............................................        10,000,000       10,385,700
        Refunding, MBIA Insured, 5.00%, 11/15/32 ...............................................        22,875,000       23,618,895
        Series A, FGIC Insured, 5.00%, 1/01/32 .................................................         1,970,000        2,027,032
        Subordinate Bonds, AMBAC Insured, 5.00%, 11/15/28 ......................................        15,000,000       15,526,350
    TSASC Inc. New York Revenue, Tobacco Flexible Amortization Bonds, Series 1, 6.25%,
        7/15/27 ................................................................................        35,000,000       36,755,250
        7/15/34 ................................................................................        40,000,000       41,924,800
    United Nations Development Corp. Revenue, senior lien, Refunding, Series A, 5.25%,
        7/01/23 ................................................................................         2,500,000        2,575,525
        7/01/25 ................................................................................         2,000,000        2,057,200


32 | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    NEW YORK (CONT.)
    Utica IDA Civic Facility Revenue, Munson-Williams-Proctor Institute,
        5.40%, 7/15/30 .........................................................................  $      1,000,000  $     1,066,300
        Series A, 5.50%, 7/15/29 ...............................................................         9,915,000       10,540,438
    Warren and Washington IDA Civic Facility Revenue, Series A, FSA Insured, 5.00%,
        12/01/27 ...............................................................................         8,115,000        8,439,925
    Westchester Tobacco Asset Securitization Corp. Revenue,
        Capital Appreciation, Pre-Refunded, 6.75%, 7/15/29 .....................................        15,000,000       17,200,200
        Refunding, 5.00%, 6/01/26 ..............................................................         2,000,000        1,920,720
        Refunding, 5.125%, 6/01/38 .............................................................         7,000,000        6,634,950
    Yonkers GO, Refunding, Series B, MBIA Insured, 5.00%,
        8/01/30 ................................................................................         7,710,000        7,978,231
        8/01/35 ................................................................................        15,000,000       15,498,150
                                                                                                                    ----------------
                                                                                                                      4,693,331,827
                                                                                                                    ----------------

    U.S. TERRITORIES 0.7%
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
        5.00%, 7/01/36 .........................................................................         4,000,000        3,962,720
        5.50%, 7/01/36 .........................................................................        10,000,000       10,694,600
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
      Series A, 5.00%, 7/01/38 .................................................................        12,000,000       11,885,160
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series A,
      MBIA Insured, Pre-Refunded, 5.00%, 8/01/31 ...............................................         4,000,000        4,305,280
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
        10/01/15 ...............................................................................         2,500,000        2,611,125
        10/01/18 ...............................................................................         2,500,000        2,601,625
                                                                                                                    ----------------
                                                                                                                         36,060,510
                                                                                                                    ----------------
    TOTAL BONDS (COST $4,462,598,966) ..........................................................                      4,729,392,337
                                                                                                                    ----------------

    ZERO COUPON BONDS 2.0%
    NEW YORK 2.0%
    MTA Service Contract Revenue,
        Commuter Facilities, Refunding, Series 7, ETM, 7/01/10 .................................         7,500,000        6,333,975
        Commuter Facilities, Refunding, Series 7, ETM, 7/01/11 .................................         7,590,000        6,137,046
        Commuter Facilities, Refunding, Series 7, ETM, 7/01/13 .................................         2,065,000        1,523,144
        Transit Facilities, Refunding, Series 7, ETM, 7/01/09 ..................................        13,125,000       11,562,469
        Transit Facilities, Refunding, Series 7, ETM, 7/01/10 ..................................         9,000,000        7,600,770
        Transit Facilities, Refunding, Series 7, ETM, 7/01/12 ..................................        15,380,000       11,908,888
        Transit Facilities, Refunding, Series 7, ETM, 7/01/13 ..................................         7,935,000        5,852,856
    New York City GO,
        Capital Appreciation, Series A-2, 8/01/10 ..............................................         2,690,000        2,220,783
        Citysavers, Series B, 8/01/09 ..........................................................         8,875,000        7,675,988
        Citysavers, Series B, 6/01/12 ..........................................................         1,030,000          840,676
        Citysavers, Series B, 12/01/12 .........................................................         1,030,000          819,653
        Citysavers, Series B, 6/01/13 ..........................................................         1,030,000          801,031
        Citysavers, Series B, 12/01/13 .........................................................         1,030,000          780,235
        Citysavers, Series B, 6/01/14 ..........................................................         1,030,000          762,694
        Citysavers, Series B, 12/01/14 .........................................................         1,030,000          742,197
        Citysavers, Series B, 6/01/15 ..........................................................         1,030,000          722,504
        Citysavers, Series B, 12/01/15 .........................................................         1,030,000          706,436


                                                          Semiannual Report | 33

FRANKLIN NEW YORK TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    ZERO COUPON BONDS (CONT.)
    NEW YORK (CONT.)
    New York City GO, (cont.)
        Citysavers, Series B, 6/01/16 ..........................................................  $      1,030,000  $       690,718
        Citysavers, Series B, 12/01/16 .........................................................         1,030,000          675,361
        Citysavers, Series B, 6/01/17 ..........................................................         1,030,000          655,904
        Citysavers, Series B, 12/01/17 .........................................................         1,030,000          641,124
        Citysavers, Series B, 6/01/18 ..........................................................         1,030,000          622,862
        Citysavers, Series B, 12/01/18 .........................................................         1,005,000          593,905
        Citysavers, Series B, 6/01/19 ..........................................................         1,030,000          593,259
        Citysavers, Series B, 12/01/19 .........................................................         1,030,000          579,694
        Citysavers, Series B, 6/01/20 ..........................................................        10,000,000        5,101,200
    Orangetown Housing Authority Housing Facilities Revenue, Senior Housing Center Project,
      Refunding, MBIA Insured, 4/01/30 .........................................................        21,170,000        5,520,289
    Triborough Bridge and Tunnel Authority Revenues, Convention Center Project,
      Series E, 1/01/12 ........................................................................        21,625,000       16,642,167
                                                                                                                    ----------------
    TOTAL ZERO COUPON BONDS (COST $78,905,012) .................................................                         99,307,828
                                                                                                                    ----------------
    TOTAL LONG TERM INVESTMENTS (COST $4,541,503,978) ..........................................                      4,828,700,165
                                                                                                                    ----------------
    SHORT TERM INVESTMENTS 0.7%
    BONDS 0.7%
    NEW YORK 0.7%
(a) Jay Street Development Corp. Courts Facility Lease Revenue, Jay Street Project,
      Series A, Daily VRDN and Put, 2.97%, 5/01/22 .............................................        18,935,000       18,935,000
(a) Long Island Power Authority Electric System Revenue,
        Sub Series 2, Daily VRDN and Put, 2.97%, 5/01/33 .......................................         5,325,000        5,325,000
        Sub Series 3B, Daily VRDN and Put, 2.94%, 5/01/33 ......................................        10,800,000       10,800,000
                                                                                                                    ----------------
    TOTAL SHORT TERM INVESTMENTS (COST $35,060,000) ............................................                         35,060,000
                                                                                                                    ----------------
    TOTAL INVESTMENTS (COST $4,576,563,978) 99.4% ..............................................                      4,863,760,165
    OTHER ASSETS, LESS LIABILITIES 0.6% ........................................................                         27,617,135
                                                                                                                    ----------------
    NET ASSETS 100.0% ..........................................................................                    $ 4,891,377,300
                                                                                                                    ================

SEE SELECTED PORTFOLIO ABBREVIATIONS ON PAGE 35.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


34 | See notes to financial statements. | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

SELECTED PORTFOLIO ABBREVIATIONS

AMBAC - American Municipal Bond Assurance Corp.
COP   - Certificate of Participation
ETM   - Escrow to Maturity
FGIC  - Financial Guaranty Insurance Co.
FHA   - Federal Housing Authority/Agency
FSA   - Financial Security Assurance Inc.
GO    - General Obligation
HFA   - Housing Finance Authority/Agency
HFAR  - Housing Finance Authority/Agency Revenue
IDA   - Industrial Development Authority/Agency
IDAR  - Industrial Development Authority/Agency Revenue
MBIA  - Municipal Bond Investors Assurance Corp.
MFH   - Multi-Family Housing
MFM   - Multi-Family Mortgage
MTA   - Metropolitan Transit Authority
PCR   - Pollution Control Revenue
PFAR  - Public Financing Authority Revenue
XLCA  - XL Capital Assurance


                     Semiannual Report | See notes to financial statements. | 35

FRANKLIN NEW YORK TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2005 (unaudited)

Assets:
   Investments in securities:
      Cost ..................................................   $ 4,576,563,978
                                                                ================
      Value .................................................   $ 4,863,760,165
   Cash .....................................................            97,734
   Receivables:
      Capital shares sold ...................................         3,009,985
      Interest ..............................................        69,116,428
                                                                ----------------
         Total assets .......................................     4,935,984,312
                                                                ----------------

Liabilities:
   Payables:
      Investment securities purchased .......................        35,641,864
      Capital shares redeemed ...............................         5,704,908
      Affiliates ............................................         2,930,416
   Accrued expenses and other liabilities ...................           329,824
                                                                ----------------
         Total liabilities ..................................        44,607,012
                                                                ----------------
            Net assets, at value ............................   $ 4,891,377,300
                                                                ================

Net assets consist of:
   Paid-in capital ..........................................   $ 4,603,292,137
   Undistributed net investment income ......................         2,450,923
   Net unrealized appreciation (depreciation) ...............       287,196,187
   Accumulated net realized gain (loss) .....................        (1,561,947)
                                                                ----------------
            Net assets, at value ............................   $ 4,891,377,300
                                                                ================


36 | See notes to financial statements. | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
November 30, 2005 (unaudited)

CLASS A:
   Net assets, at value .....................................   $ 4,396,360,990
                                                                ================
   Shares outstanding .......................................       372,354,540
                                                                ================
   Net asset value per share(a) .............................   $         11.81
                                                                ================
   Maximum offering price per share
      (net asset value per share / 95.75%) ..................   $         12.33
                                                                ================
CLASS B:
   Net assets, at value .....................................   $   219,554,884
                                                                ================
   Shares outstanding .......................................        18,634,677
                                                                ================
   Net asset value and maximum offering price per share(a) ..   $         11.78
                                                                ================
CLASS C:
   Net assets, at value .....................................   $   242,144,618
                                                                ================
   Shares outstanding .......................................        20,520,115
                                                                ================
   Net asset value and maximum offering price per share(a) ..   $         11.80
                                                                ================

ADVISOR CLASS:
   Net assets, at value .....................................   $    33,316,808
                                                                ================
   Shares outstanding .......................................         2,820,631
                                                                ================
   Net asset value and maximum offering price per share(a) ..   $         11.81
                                                                ================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                     Semiannual Report | See notes to financial statements. | 37

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF OPERATIONS
for the six months ended November 30, 2005 (unaudited)

Investment income:
   Interest .................................................   $   123,369,017
                                                                ----------------
Expenses:
   Management fees (Note 3a) ................................        11,266,713
   Distribution fees (Note 3c)
      Class A ...............................................         1,942,409
      Class B ...............................................           736,624
      Class C ...............................................           777,879
   Transfer agent fees (Note 3e) ............................         1,077,861
   Custodian fees ...........................................            39,100
   Reports to shareholders ..................................            68,131
   Registration and filing fees .............................            50,587
   Professional fees (Note 3f) ..............................            63,456
   Trustees' fees and expenses ..............................            44,802
   Other ....................................................           135,860
                                                                ----------------
         Total expenses .....................................        16,203,422
                                                                ----------------
            Net investment income ...........................       107,165,595
                                                                ----------------
Realized and unrealized gains (losses):
      Net realized gain (loss) from investments .............         3,725,550
      Net change in unrealized appreciation (depreciation)
        on investments ......................................       (88,645,487)
                                                                ----------------
Net realized and unrealized gain (loss) .....................       (84,919,937)
                                                                ----------------
Net increase (decrease) in net assets resulting from
   operations ...............................................   $    22,245,658
                                                                ================


38 | See notes to financial statements. | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              ------------------------------------
                                                                               SIX MONTHS ENDED
                                                                              NOVEMBER 30, 2005      YEAR ENDED
                                                                                 (UNAUDITED)        MAY 31, 2005
                                                                              ------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...............................................   $     107,165,595   $   221,187,771
      Net realized gain (loss) from investments ...........................           3,725,550        12,894,854
      Net change in unrealized appreciation (depreciation) on
         investments ......................................................         (88,645,487)      144,064,424
                                                                              ------------------------------------
            Net increase (decrease) in net assets resulting
               from operations ............................................          22,245,658       378,147,049
                                                                              ------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..........................................................         (97,384,168)     (201,969,159)
         Class B ..........................................................          (4,332,401)       (9,225,878)
         Class C ..........................................................          (4,531,970)       (9,243,050)
         Advisor Class ....................................................            (672,836)       (1,135,781)
                                                                              ------------------------------------
   Total distributions to shareholders ....................................        (106,921,375)     (221,573,868)
                                                                              ------------------------------------

   Capital share transactions: (Note 2)
         Class A ..........................................................         (25,369,127)      (72,585,682)
         Class B ..........................................................          (7,582,669)       (7,935,505)
         Class C ..........................................................          10,432,646        (2,588,931)
         Advisor Class ....................................................           3,334,782         7,255,999
                                                                              ------------------------------------
   Total capital share transactions .......................................         (19,184,368)      (75,854,119)
                                                                              ------------------------------------

   Redemption fees ........................................................               1,700            19,172
                                                                              ------------------------------------
            Net increase (decrease) in net assets .........................        (103,858,385)       80,738,234
Net assets
   Beginning of period ....................................................       4,995,235,685     4,914,497,451
                                                                              ------------------------------------
   End of period ..........................................................   $   4,891,377,300   $ 4,995,235,685
                                                                              ====================================
Undistributed net investment income included in net assets:
   End of period ..........................................................   $       2,450,923   $     2,206,703
                                                                              ====================================


                     Semiannual Report | See notes to financial statements. | 39

FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Income Fund (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one fund, the Franklin New York Tax-Free Income Fund (the Fund).

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences


40 | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they will reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


                                                          Semiannual Report | 41

FRANKLIN NEW YORK TAX-FREE INCOME FUND

2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At November 30, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                   ---------------------------------------------------------------
                                                         SIX MONTHS ENDED                    YEAR ENDED
                                                         NOVEMBER 30, 2005                  MAY 31, 2005
                                                   ---------------------------------------------------------------
                                                     SHARES           AMOUNT          SHARES           AMOUNT
                                                   ---------------------------------------------------------------
CLASS A SHARES:
   Shares sold ..............................       11,723,170    $  139,703,350     23,312,040    $  276,349,955
   Shares issued in reinvestment of
     distributions ..........................        4,787,543        57,033,423      9,958,639       117,575,907
   Shares redeemed ..........................      (18,646,910)     (222,105,900)   (39,423,254)     (466,511,544)
                                                   ---------------------------------------------------------------
   Net increase (decrease) ..................       (2,136,197)   $  (25,369,127)    (6,152,575)   $  (72,585,682)
                                                   ===============================================================
CLASS B SHARES:
   Shares sold ..............................           42,411    $      504,406      1,159,514    $   13,699,756
   Shares issued in reinvestment of
     distributions ..........................          242,653         2,886,111        521,638         6,147,967
   Shares redeemed ..........................         (923,929)      (10,973,186)    (2,354,517)      (27,783,228)
                                                   ---------------------------------------------------------------
   Net increase (decrease) ..................         (638,865)   $   (7,582,669)      (673,365)   $   (7,935,505)
                                                   ===============================================================

CLASS C SHARES:
   Shares sold ..............................        1,932,750    $   23,006,941      2,834,242    $   33,632,181
   Shares issued in reinvestment of
     distributions ..........................          251,080         2,990,911        519,836         6,136,558
   Shares redeemed ..........................       (1,306,771)      (15,565,206)    (3,577,047)      (42,357,670)
                                                   ---------------------------------------------------------------
   Net increase (decrease) ..................          877,059    $   10,432,646       (222,969)   $   (2,588,931)
                                                   ===============================================================

ADVISOR CLASS SHARES:
   Shares sold ..............................          436,888    $    5,181,256      1,113,154    $   13,240,294
   Shares issued in reinvestment of
     distributions ..........................            2,920            34,832          5,039            59,723
   Shares redeemed ..........................         (156,404)       (1,881,306)      (511,246)       (6,044,018)
                                                   ---------------------------------------------------------------
   Net increase (decrease) ..................          283,404    $    3,334,782        606,947    $    7,255,999
                                                   ===============================================================


42 | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
   SUBSIDIARY                                             AFFILIATION
--------------------------------------------------------------------------------
   Franklin Advisers, Inc. (Advisers)                     Investment manager
   Franklin Templeton Services, LLC (FT Services)         Administrative manager
   Franklin Templeton Distributors, Inc. (Distributors)   Principal underwriter
   Franklin Templeton Investor Services, LLC (Investor    Transfer agent
     Services)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

--------------------------------------------------------------------------------
   ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
         0.625%            Up to and including $100 million
         0.500%            Over $100 million, up to and including $250 million
         0.450%            Over $250 million, up to and including $10 billion
         0.440%            Over $10 billion, up to and including $12.5 billion
         0.420%            Over $12.5 billion, up to and including $15 billion
         0.400%            Over $15 billion, up to and including $17.5 billion
         0.380%            Over $17.5 billion, up to and including $20 billion
         0.360%            In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.10% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B .................................................   0.65%
Class C .................................................   0.65%


                                                          Semiannual Report | 43

FRANKLIN NEW YORK TAX-FREE INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charges received(a) ............................   $ 394,259
Contingent deferred sales charges retained ...............   $ 168,881

(a)   Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $1,077,861, of which $721,469 was retained by Investor Services.

F. OTHER AFFILIATED TRANSACTIONS

Included in professional fees are legal fees of $17,700 that were paid to a law firm in which a partner is an officer of the Trust.

4. INCOME TAXES

At May 31, 2005, the Fund had tax basis capital losses of $4,615,561 expiring on May 31, 2009, which may be carried over to offset future capital gains, if any.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, and bond discounts and premiums.

At November 30, 2005, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ......................................   $ 4,575,702,038
                                                             ================

Unrealized appreciation ..................................   $   297,810,720
Unrealized depreciation ..................................        (9,752,593)
                                                             ----------------
Net unrealized appreciation (depreciation) ...............   $   288,058,127
                                                             ================

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended, November 30, 2005, aggregated $276,597,618 and $278,120,263, respectively.


44 | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

6. CREDIT RISK

The Fund invests a large percentage of its total assets in obligations of issuers within New York. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within New York.

7. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds. The Trust did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


                                                          Semiannual Report | 45

FRANKLIN NEW YORK TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held July 14, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contract for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment advisory contract for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses of the Fund discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of


46 | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the amount of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the contract renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during the year ended May 31, 2005, as well as the previous ten years ended that date in comparison to a performance universe consisting of all retail and institutional New York municipal debt funds as selected by Lipper. The Lipper report showed the Fund's income return for the one-year period as well as for each of the previous three-, five- and ten-year periods on an annualized basis was in the first or highest quintile of its Lipper performance universe. The Lipper report also showed the Fund's total return for the one-year period was in the second-highest quintile of such universe, and on an annualized basis was either in the highest or second-highest quintile of such universe during each of the previous three-, five- and ten-year periods. The Board expressed its satisfaction with such performance.


                                                          Semiannual Report | 47

FRANKLIN NEW YORK TAX-FREE INCOME FUND

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper report. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the effective management fee rate for the Fund was in the second least expensive quintile of its Lipper expense group, while its actual total expenses were in the lowest or least expensive quintile of its Lipper expense group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Lipper expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which finances up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Fund for purposes of determining profitability. Included in the analysis for the Fund were the revenue and related costs broken down separately from the management, underwriting and shareholder services functions provided by the Manager and its affiliates to the Fund, as well as the relative contribution of the Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing


48 | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund's investment advisory contract provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on the next $9.75 billion of net assets; 0.44% on the next $2.5 billion of net assets; and thereafter declines by 0.02% for each subsequent $2.5 billion of net assets until it reaches a final breakpoint of 0.36% for assets in excess of $20 billion. The Fund's net assets were approximately $5 billion at June 30, 2005, and the Board believes that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment advisory contract provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                                                          Semiannual Report | 49

FRANKLIN NEW YORK TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


50 | Semiannual Report

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

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

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
   Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
   Tax-Free Income Fund
Federal Intermediate-Term
   Tax-Free Income Fund
New York Intermediate-Term
   Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


09/05                                          Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON                                  One Franklin Parkway
    INVESTMENTS                                     San Mateo, CA 94403-1906

|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN NEW YORK
TAX-FREE INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

115 S2005 01/06



      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Edith E. Holiday and Harris J. Ashton and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A+

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN NEW YORK TAX-FREE INCOME FUND

By    /S/ JIMMY D. GAMBILL
      -----------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    January 23, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By    /S/ JIMMY D. GAMBILL
      -----------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    January 23, 2006


By    /S/ GALEN G. VETTER
      -----------------------
      Galen G. Vetter
      Chief Financial Officer
Date    January 23, 2006